EXHIBIT 99.1
                     CEO CERTIFICATION AS OF MARCH 28, 2003



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of John H. Harland Company (the "Company") for the period ended March 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chairman of the Board, President and Chief Executive Officer of the Company, certifies that:

         (1) The Report fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Timothy C. Tuff                                05/12/2003
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Timothy C. Tuff                                   Date
Chairman, President and
Chief Executive Officer